Exhibit 99.2

                             SECURED PROMISSORY NOTE


"Principal Amount" (as defined in                      Dated:  February 14, 2002
paragraph 2 below)                                            New York, New York

         FOR VALUE RECEIVED, Shelbourne Properties II, L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to Shelbourne Management LLC, a Delaware limited liability company ("Lender"), the Principal Amount, together with interest thereon all as provided in this Secured Promissory Note (this "Note"). Certain capitalized terms used and not otherwise defined in this Note have the respective meaning ascribed to them in the Purchase and Contribution Agreement, dated as of the date hereof, by and among Lender, certain Affiliates of Lender, Borrower and certain Affiliates of Borrower.

         1. Payment of Interest. Interest on the unpaid balance of the Principal Amount ("Interest") shall accrue at the rate per annum equal to the "Effective Rate" (as defined below in this paragraph 1) borne by the Refinancing Indebtedness incurred by Borrower to repay this Note (or if this Note is not repaid from third party indebtedness, at eight percent (8%) per annum), payable on the Maturity Date (as defined in paragraph 2 below) or earlier repayment of any portion of this Note by Borrower. In the event that this Note is not repaid in full at or prior to the Maturity Date or an Event of Default has occurred, the rate of interest shall increase by 200 basis points per annum over the interest rate otherwise applicable on the unpaid balance of the Principal Amount. Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed from the date of this Note through the date on which Interest is due and shall be applied against the Principal Amount as in effect at the Repayment Date. Notwithstanding any other provision of this Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable Law. For purposes of this paragraph 1, the "Effective Rate" shall equal the rate of interest per annum initially borne by the Refinancing Indebtedness incurred to repay this Note, as increased to reflect the cost per annum of any commitment, funding or similar fees, provided, that, if there are more than one tranches of such Refinancing Indebtedness bearing different rates of interest or fees, the Effective Rate shall be determined as the weighted average of the Effective Rates determined for each such tranche.

         2. Payment of Principal and Interest. Borrower agrees to pay in full the entire outstanding balance of the Principal Amount, together with any accrued and unpaid Interest thereon, on August 14, 2002 (the "Maturity Date"). The "Principal Amount" is $23,658,488 except that (a) if this Note is repaid in full on or prior to April 30, 2002, the Principal Amount shall be reduced to $22,034,250, and (b) if this Note is repaid in full after April 30, 2002 and on or prior to May 15, 2002, the Principal Amount shall be reduced to $22,440,310.

         3. Security Agreement. This Note is the Note referred to in, and the holder hereof is entitled to the benefits of, (a) the Security Agreement, dated as of the

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date hereof (as amended or otherwise modified from time to time, the "Security
Agreement"), by and between Borrower and Lender, and (b) any and all "Mortgages" (as defined in the Security Agreement).

         4. Place of Payment. Both principal and interest are payable in lawful money of the United States of America in immediately available funds to Lender at its office located at 527 Madison Avenue, 16th Floor, New York, New York 10022 or at such other office as the Lender from time to time may designate.

         5. Prepayment. Borrower may prepay this Note in whole or in part at any time.

         6. Events of Default. If any of the following events (each an "Event of Default"), whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body, shall occur:

   (a) Borrower shall fail to pay any installment of Interest or the Principal Amount when the same shall have become due and payable under this Note;

   (b) Borrower shall, for more than ten days after Lender shall have provided in writing notice thereof, fail or refuse to cure any material breach of any representation or warranty made by Borrower in the Security Agreement or in any writing delivered by Borrower pursuant to the Security Agreement and as a result thereof Lender's ability to foreclose on this Note or exercise its remedies under any of the Loan Documents to have and possess its security interests in the Collateral (as defined in the Security Agreement) free and clear of any Lien is adversely affected;

   (c) Borrower shall, for more than ten days after Lender shall have provided in writing notice thereof, fail or refuse to comply with, in any material respect, any of the covenants contained in the Loan Documents, on its part to be observed or performed, or to make provision satisfactory to Lender for such compliance, and as a result thereof Lender's ability to foreclose on this Note or exercise its remedies under the Loan Documents or to have and possess its security interests in the Collateral free and clear of any Lien is adversely affected;

   (d) The entry of a decree or order by a court having jurisdiction in the premises for relief in respect of Borrower under any bankruptcy, insolvency or similar act, law or statute now or hereafter in effect, or adjudging Borrower a bankrupt or insolvent, or approving a petition seeking reorganization, adjustment or composition of or in respect of Borrower under Title XI of the United States of America Code, as now constituted or hereafter in effect, or under any other applicable Federal or

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         State bankruptcy law or other similar law, or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of Borrower or of any substantial part of its property, or the entry of an order for the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days;

   (e) The filing by Borrower of any petition, application, answer or consent to or for liquidation, reorganization, arrangement or any other relief under any Chapter of Title XI of the United States of America Code or any applicable State or Federal law or statute, as now or hereafter in effect, or the consent, or the failure to contest in a timely and appropriate manner, by Borrower to the filing of any such petition or application for the relief requested therein, or the consent, or the failure to contest in a timely and appropriate manner, by Borrower to the appointment or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower or of any substantial part of its property, or the making by Borrower of an assignment for the benefit of creditors, or the admission by Borrower in writing of its inability to pay its debts generally as they become due, or the failure of Borrower generally to pay its debts as such debts become due, or the taking of lawful action by Borrower or any of its officers, directors or stockholders in furtherance of any such action;

   (f) The occurrence of any Event of Default under the promissory note dated the date hereof issued by Shelbourne Properties I, L.P. to Lender or by Shelbourne Properties III, L.P. to Lender;

   (g) The failure of Borrower to make any payment when due under the Purchase Agreement or any breach by Shelbourne Properties II, Inc. ("Parent") or Borrower of any payment obligation or any other material obligation under any of the Transaction Agreements other than the Loan Documents; or

   (h) The occurrence of any of the following events: (i) the acquisition by any Person or group of Persons acting in concert of more than 15% of the outstanding common stock of Parent, (ii) the acquisition by any Person other than Parent or Shelbourne Properties II GP, LLC ("General Partner") of partnership interests in Borrower (other than the Preferred Units), (iii) the acquisition by any Person other than Parent of interests in General Partner, or (iv) the election to the Board of Directors of Parent of any individuals either (A) not approved by a majority of the members of such Board of Directors as of the date of this Note or (B) not approved by the members of such Board of Directors approved by a majority of the members of such Board of Directors as of the date this Note, in each case after giving effect to the transactions contemplated by the Purchase Agreement.

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         7. Effect of Event of Default. In the case of an Event of Default other than one referred to in clause (d) or (e) of Section 6, Lender may, by notice to Borrower, declare the Principal Amount then outstanding of, and the accrued Interest on, this Note and all other amounts payable under this Note to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower. In the case of the occurrence of an Event of Default referred to in clause (d) or (e) of Section 6, the Principal Amount then outstanding of, and the accrued interest on, this Note and all other amounts payable under this Note automatically shall become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower.

         8. Waivers. Borrower hereby waives notice of dishonor, protest and notice of protest. Should any indebtedness represented by this Note be collected at law or in equity or in bankruptcy or other proceedings after demand therefore has been made, or should this Note be placed in the hands of attorneys for collection after default, the undersigned agrees to pay, in addition to the amount of indebtedness for which demand has been made and interest due and payable thereon, all costs of collection or attempting to collect the same, including reasonable attorney's fees and expenses (including those incurred in connection with any appeal).

         9. Governing Law. This Note and the legality, validity and performance of the terms hereof shall be governed by and enforced, determined and construed in accordance with the laws of the State of New York, applicable to contracts, transactions and obligations entered into and to be performed wholly in New York.

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         Successors and Assigns. This Note shall be binding upon Borrower and
Borrower's successors and assigns.


                                         "Borrower"

                                         SHELBOURNE PROPERTIES II, L.P.

                                         By: SHELBOURNE PROPERTIES II GP,
                                         LLC, as General Partner

                                         By: SHELBOURNE PROPERTIES II,
                                         INC., as Sole Member

                                         By:  /s/  Michael T. Bebon
                                             ----------------------------
                                             Name: Michael T. Bebon
                                             Title:

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